SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.     )

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Action Fashions, Ltd.
_____________________________________
(Name of Registrant as Specified In Its Charter)

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ACTION FASHIONS, LTD.
PO Box 235472
Encinitas, CA 92024
____________________

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

____________________

September 18, 2009

A majority of the shareholders of Action Fashions, Ltd. or Action Fashions have taken action by written consent to the following actions, collectively referred to herein as the “Reincorporation:”

1.           Change Action Fashion’s state of incorporation from Colorado to Nevada; and

2.           Change Action Fashion’s name to “Mexus Gold US”

Shareholders of record at the close of business on September 18, 2009 (the “Record Date”), will be entitled to notice of this shareholder action by written consent.  Since the actions will be approved by the holders of the required majority of the outstanding shares of our voting stock, no proxies were or are being solicited.

The above actions will become effective 20 days following the mailing to the Stockholders of the Definitive Information Statement, or as soon thereafter as is practicable.

/s/ Paul D. Thompson
Paul D. Thompson
Sole Officer and Director

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

ACTION FASHIONS, LTD.

INFORMATION STATEMENT
____________________

INFORMATION CONCERNING THE ACTION BY WRITTEN CONSENT

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, no par value $.001 per share (the “Common Stock”), of Action Fashions, to notify such Stockholders that on or about August 18, 2009, the Board approved the above actions, subject to approval by the Stockholders.  The Company received written consents in lieu of a meeting of stockholders from 1 holder of 42,500,00 voting shares representing approximately 84% of the total voting stock of the Company to:  (i) amend the Company’s Articles of Incorporation to change the Company’s name to “Mexus Gold, US; and (ii) change Action Fashion’s state of domicile to the State of Nevada.  Accordingly, your consent is not required and is not being solicited in connection with the approval.

Our board of directors determined to pursue shareholder action by majority written consent presented by our outstanding shares of stock entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of shareholders and to implement the above action to our shareholders in a timely manner.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken.

The above actions will become effective 20 days following the mailing to the Stockholders of the Definitive Information Statement, or as soon thereafter as is practicable.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND A PROXY.

OUTSTANDING VOTING SECURITIES OF THE COMPANY

As of the Record Date, the Company had 500,000,000  authorized shares of common stock, of which 52,083,000 were issued and outstanding.

The consenting stockholders, who consist of 1 stockholder which is the record and beneficial owner of 42,500,000 voting shares, which represents approximately 84% of the issued and outstanding shares of the Company’s outstanding common stock that are entitled to vote.  The consenting stockholder voted in favor of the actions described by written consent, dated August 18, 2009. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

The Colorado Revised Statues (“CRS”) provide in substance that unless the Company’s Articles provides otherwise, Stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the Stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the CRS, a vote by the holders of at least a majority of the voting shares is required to effect the action described herein.  As of the Record Date, the Company had 52,083,000 voting shares issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. The consenting stockholder is the record and beneficial owners of a total of 42,500,000 shares of Common Stock which represent approximately 84% of the total number of voting shares. The consenting stockholder voted in favor of the actions described herein in a written consent, dated August 18, 2009. No consideration was paid for the consent. The consenting stockholder’s name, affiliations with the Company and beneficial holdings are as follows:

Voting Shareholder	Affiliation	Number of Voting Shares	Percentage of Voting Shares

Paul D. Thompson	Sole officer and Director of the Company	42,500,000	84%

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 18, 2009, by the following persons:

•	each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.

Name And Address	Number Of Shares Beneficially Owned	Percentage Owned

Phillip E. Koehnke (1)(2)	6,000,000	11.5%

Paul D. Thompson (3)(4)(5)	42,500,000	84%

____________________

        (1) The address is PO Box 235472.

        (2) Mr. Koehnke acts as special counsel for the Company.

        (3) The address is PO Box 1036, Walnut Grove, CA 95690.

        (4) Mr. Thompson is the Company’s sole officer and director.

(5) Mr. Thompson holds the securities in the name of Taurus Gold, a Nevada corporation. Mr. Thompson holds 100% of the issued and outstanding common stock of Taurus Gold.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  The number of shares and the percentage beneficially owned by each individual listed above include shares owned directly or indirectly as of September 18, 2009.

EXECUTIVE COMPENSATION

Name	Age	Compensation

Paul D. Thomson	68	$0.00

(1)	(a)	Mr. Thompson is our sole office and director.
	(b)	The address of Mr. Thompson is PO Box 1036, Walnut Grove, CA 95690.
	(c)	Mr. Thompson is currently the controlling shareholder of Taurus Gold, a Nevada corporation, which holds a majority of our common stock.
	(d)	Mr. Thompson has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the last five years.
(e)
Mr. Thompson has not been a party to a civil proceeding of a judicial or administrative body resulting in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violation with respect to such laws.

	(f)	Mr. Thompson is a citizen of the United States.
	(g)	Mr. Thompson is not indebted to us.
(h)
Mr. Thompson was appointed by our Board of Directors in accordance with our bylaws and is in the best interest of the company.  We do not have a standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. However, we believe that our Board of Directors is qualified to appoint Directors.

	(i)	Mr. Thompson is not a party to any material proceedings adverse to us our any of our subsidiaries.

ACTION #1: TO CHANGE THE COMPANY’S NAME TO “MEXUS GOLD US.”

On August 18, 2009, our Board of Directors approved, subject to receiving the approval of the holder of a majority of our outstanding capital stock, an amendment of our Articles of Incorporation (the “Amended Articles”), to change our name to “Mexus Gold, US” to more accurately reflect our anticipated future mining operations. The majority stockholders approved the Amended Articles pursuant to a written consent dated as of August 18, 2009. The proposed Amended Articles are attached hereto as Appendix A.

The Amended Articles effecting the name change will become effective following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The Amended Articles have been adopted based on the change of business of the Company. We will develop toward to the new exploration and mining operations which has become our major business. Therefore, our Board of Directors has determined that the change of our name to “Mexus Gold US” is in the best interest of our stockholders and will more accurately reflect, and allow us to engage in, our new business operations.

ACTION #2:  TO CHANGE THE DOMICLE OF THE COMPANY TO NEVADA.

Introduction

The holders of a majority of our voting stock have approved the Reincorporation to the State of Nevada.  The board of directors has unanimously approved the proposal.  We have formed a wholly-owned Nevada subsidiary named “Mexus Gold, US,” which we refer to as “Mexus Nevada” in this information statement.  We will use the term “Mexus Colorado” to refer to our existing Colorado corporation.  The Reincorporation will be effected by a merger transaction in which Mexus Colorado will be merged with and into Mexus Nevada.

Mexus Nevada, which was incorporated on October 1, 2009, for the sole purpose of effecting the merger, has not engaged in any business to date and has no assets.

The Reincorporation and the merger of Mexus Colorado into Mexus Nevada will result in a change in the domicile of the company from Colorado to Nevada.  The merger will not result in any change to the management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the company.  Mexus Colorado’s employee benefit arrangements, if any, will be continued by Mexus Nevada upon the same terms and subject to the same conditions.  In management’s judgment, no presently contemplated activities of the company will be either favorably or unfavorably affected in any material respect by the Reincorporation. As shareholders of our company, however, you should be aware that the corporation law of Nevada and the corporation law of Colorado differ in a number of significant respects, including differences pertaining to the rights of shareholders.  We encourage you to carefully review the discussion of some of these differences under the heading “Significant Differences Between the Corporation Laws of Colorado and Nevada.”

Pursuant to the merger, each issued and outstanding one (1) share of Mexus Colorado will be automatically converted into and become one (1) share of common stock of Mexus Nevada.  Upon completion of the merger, Mexus Colorado, as a corporate entity, will cease to exist, and Mexus Nevada will continue to operate the business of the company under its new name, Mexus Gold, US.  Share certificates representing each one (1) share of issued and outstanding shares of common of Mexus Colorado will be automatically converted into and become one (1) share of common stock of Mexus Nevada.

It will not be necessary for shareholders to exchange their existing stock certificates for stock certificates of Mexus Nevada.

A copy of the Agreement and Plan of Merger, which we refer to as the “merger agreement” in this proxy statement, is attached to this proxy statement as Appendix A.

In addition, pursuant to the Reincorporation, we will change the par value of Mexus Colorado’s common stock from zero (0) par value to $.001 par value.  Any changes to Mexus Colorado’s Articles of Incorporation and Bylaws are considered by management as insignificant.

We are currently governed by the Colorado Revised Statutes, our current articles of incorporation and bylaws.  If the Reincorporation is approved, we will be governed by Title 7 of the Revised Nevada Statues and our new Articles of Incorporation and bylaws, which will result in certain changes in the rights of our shareholders as discussed below.  Copies of the Articles of Incorporation and bylaws of Mexus Nevada are attached to this information statement as Appendices B and C, respectively.

The Reincorporation will allow us to take advantage of certain provisions of the corporate laws of Nevada.  The purposes and effects of the proposed transaction are summarized below.

The following is a summary of the Reincorporation.  Because it is a summary, it does not include all of the information regarding the Reincorporation and is therefore qualified in its entirety by reference to the merger agreement, the Articles of Incorporation of Mexus Nevada and the bylaws of Mexus Nevada attached to this information statement as Appendices A, B, and C, respectively.

Treatment of Stock Options and Warrants

There are no outstanding options or warrants to purchase shares of common stock of Mexus Colorado outstanding immediately prior to the effective time of the Reincorporation.

Directors and Officers

The directors and officers of Mexus Colorado will be the directors and officers of Mexus Nevada after the Reincorporation.  Currently, Mr. Paul D. Thompson is our sole director, President, Chief Financial Officer and Secretary.

Effective Time of Reincorporation

Subject to the terms and conditions of the merger agreement, we intend to file, as soon as practicable on or after the twentieth (20th) day after this information statement is sent to our shareholders, appropriate articles or certificates of merger with the Secretary of State of Colorado and the Secretary of State of Nevada.  The Reincorporation will become effective at the time the last of such filings is completed.  It is presently contemplated that such filings will be made late October, 2009.  However, the merger agreement provides that the merger may be abandoned by the Board of Directors prior to the effective time.  In addition, the merger agreement may be amended prior to the effective time, unless the amendment would, in the judgment of the board of directors, have a material adverse effect on your rights as shareholders or in any manner violate applicable law.

Exchange of Stock Certificates

On or after the effective time of the Reincorporation, all of the outstanding certificates that, prior to that time, represented shares of common stock of Mexus Colorado will be deemed for all purposes to evidence ownership and to represent the same number of shares of common stock, of Mexus Nevada into which such shares are converted in the Reincorporation (other than shares as to which the holder thereof has properly exercised dissenters’ rights under Colorado law).  The registered owner of any such outstanding stock certificate will, until such certificate will have been surrendered for transfer or conversion or otherwise accounted for to Mexus Nevada, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of common stock of Mexus Nevada evidenced by such outstanding certificate.  After the effective time of the Reincorporation, whenever certificates which formerly represented shares of Mexus Colorado are presented for transfer or conversion, Mexus Nevada will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of common stock of Mexus Nevada.

Shares of Mexus Nevada’s common stock will be traded on the OTC Bulletin Board, where shares of Mexus Colorado’s common stock are presently traded.

You are not required to exchange your stock certificates for Mexus Nevada stock certificates, although you may do so if you wish.

Principal Reasons for Changing Our State of Incorporation

The board of directors believes that the Reincorporation of our company under the laws of the State of Nevada will provide flexibility for both our management and business.  For many years, Nevada has followed a policy of encouraging incorporation in Nevada and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs.  As a result, many major corporations have initially chosen Nevada for their domicile or have subsequently reincorporated in Nevada in a manner similar to what we have proposed.  Because of Nevada’s significance as the state of incorporation for many major corporations, the Nevada judiciary has become particularly familiar with matters of corporate law, and a substantial body of court decisions has developed construing Nevada’s corporation laws.  As a result, Nevada corporate law has been, and is likely to continue to be, interpreted and explained in a number of significant court decisions, a circumstance which will provide greater predictability with respect to our legal affairs.

In contrast, the CRS, to which Mexus Colorado is currently subject, was only recently enacted in its current form and has not been the subject of a significant number of judicial decisions interpreting its provisions.

Effects of Reincorporation in Nevada

Description of common stock

All outstanding shares of Mexus Colorado common stock are fully paid and nonassessable.  Each share of the outstanding Mexus Colorado common stock is entitled to participate equally in dividends as and when declared by the board of directors and is entitled to participate equally in any distribution of net assets made to the shareholders upon liquidation of the company.  There are no redemption, sinking fund, conversion or preemptive rights with respect to the Mexus Colorado common stock.  The holders of the company’s common stock are entitled to one vote for each share held of record on all matters voted upon by shareholders and may not cumulate votes for the election of directors.  The company has not declared or paid any cash dividends on its common stock since its inception and does not intend to pay any dividends for the foreseeable future.  Under the terms of the merger agreement, each one (1)  share of Mexus Colorado common stock will convert to one (1) share of Mexus Nevada common stock, and the shares of Mexus Nevada common stock will also possess the characteristics of the Mexus Colorado common stock that are described in this paragraph.

Description of preferred stock

The Articles of Incorporation of Mexus Nevada authorizes the issuance of 10,000,000 shares of undesignated preferred stock.  The Preferred Stock may be issued from time to time in one or more series.  The board of directors is authorized to fix the number of shares of any series of Preferred Stock, to determine the designation of any such series and to determine or alter the rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease  (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Outstanding Shares of Stock

As of September 18, 2009, 50,083,000 shares of the company’s common stock were issued and outstanding and zero (0) shares of the company’s preferred stock were issued and outstanding.

Articles of Incorporation and Bylaws to be in Effect After the Reincorporation

Following the Reincorporation, we will be subject to the Articles of Incorporation and bylaws of Mexus Nevada.  A copy of the Articles of Incorporation of Mexus Nevada are attached to this proxy statement as Appendix B, and a copy of the bylaws of Mexus Nevada is attached to this proxy statement as Appendix C.  The articles of incorporation attached as Appendix B and the bylaws attached to as Appendix C are substantially similar to Mexus Colorado’s articles of incorporation and bylaws.

Approval of the Reincorporation by our shareholders will automatically result in the adoption of the Articles of Incorporation and bylaws of Mexus Nevada.

Comparison of Shareholder Rights Before and After the Reincorporation

Because of differences between the CRS and the NRS, the Reincorporation will effect some changes in the rights of Mexus Colorado’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of Mexus Colorado before and after the Reincorporation, as a result of the differences among the CRS and the NRS,

The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CRS, the Colorado Articles of Incorporation, the Colorado Bylaws, the NRS, the Nevada Articles of Incorporation and the Nevada Bylaws.

Colorado	Nevada

Action By Shareholders Without A Meeting
The CRS provides that less than unanimous consent can be effective if so stated in the Colorado corporation’s articles of incorporation.
Consistent with the NRS, the Mexus Nevada Bylaws provide that any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Removal Of Directors
The CRS provides that (unless the articles of incorporation provide to the contrary) any director may be removed, with or without cause, by shareholders if the votes cast in favor of removal exceed the votes cast against removal.
The NRS allow for the removal, with or without cause, of any or all members of the Board by the vote of the holders of at least two-thirds of shares entitled to vote

Indemnification
The Colorado Articles and Bylaws provide that the officers and directors of Mexus Colorado are to be indemnified to the fullest extent permitted by Colorado law. The Colorado Bylaws require that the company indemnify the following persons, only if such persons acted in good faith and in a manner such persons reasonably believed to be in the best interests of the company (or in the case of actions not for the company, at least not opposed to the best interests of the company), and with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful: (i) directors, except with respect to a personal benefit improperly received by such directors and (ii) officers and employees, except with respect to matters in which such officers and employees are adjudged to be liable for their own gross negligence or willful misconduct and except with respect to a personal benefit improperly received by such officers and employees. In addition, as required by the CRS, the company is required to give shareholders, with or before the notice for the next shareholders’ meeting, a notice of all indemnification of, or advancement of expenses to, directors of the company in connection with a proceeding by or in the right of the corporation.

Consistent with the NRS, the Articles of Incorporation  and Bylaws of the company  provides that the officers and directors of the company-Nevada are to be indemnified to the fullest extent permitted by Nevada law.

Notice Of Adjournments And Other Actions
The CRS requires that (i) if the authorized shares of the company are to be increased, at least 30 days’ notice of an annual or special meeting of shareholders shall be given to the shareholders of record, and (ii) if a shareholder meeting is adjourned for more than 120 days (in which case a new record date is to be fixed by the Board of the company), notice shall be given to record holders as of the new record date.

The NRS provides that notice of shareholder meetings be given not less than 10 nor more than 60 days prior to the meeting. If a shareholder meeting is adjourned (a) for more than 60 days (in which case a new record date is to be fixed by the Board of the company), notice shall be given to record holders as of the new record date, or (b) for less than 60 days but to a date, time or location uncertain, then an additional notice of the date, time and location of the reconvened meeting shall be given to the original shareholders of record.

Record Date
The CRS provides that the record date may not be more than 70 days prior to the meeting date.
The NRS permit the Board of Directors to set a record date for shareholders entitled to vote at any shareholder meeting which record date is not to be more than 60 days nor less than 10 days before the meeting. In the event action is to be taken by written consent, the Board may adopt a record date for such consent no sooner than the date on which the Board takes action or later than the date 10 days following the Board action, or is no record date is determined by the Board, the record date for the action by written consent will be the date on which Board approval of the matter was obtained, or if no Board approval was required, the first date on which an action on such matter is delivered by a shareholder.

Amendment To The Articles Of Incorporation
Under the CRS, amendments to Mexus Colorado’s Articles of Incorporation (other than certain ministerial amendments that may be made by the Board without shareholder action) may be proposed by the Board or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The Board must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the Board determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.  Under the CRS, amendments to the articles of incorporation generally have to be approved by a majority of the shares voting if a quorum is present.

In accordance with the NRS, amendments to the Nevada Articles of Incorporation generally require that the Board adopt a resolution setting forth the amendment and submitting it to a vote of the shareholders (i.e., shareholders are not entitled to enact an amendment to the Nevada Articles of Incorporation without any Board action).

Amendment To The Bylaws
The Colorado Bylaws provide that the Board may amend such bylaws to add, change or delete any provision thereof, unless the CRS or the company’s Articles of Incorporation reserve such power to the shareholders, or the affected bylaw prohibits amendment by the Board. Subject to the Articles of Incorporation and the CRS, the shareholders may amend the Bylaws of the company.

The shareholders of the company-Nevada may adopt, amend or repeal its Bylaws. The company’s Nevada’s Articles of Incorporation provides that the Board also may amend, restate or repeal its bylaws. The fact that such power has been so conferred upon the Board does not divest the shareholders of the power, nor limit the shareholders’ power to adopt, amend or repeal bylaws.

Dissolution
Under the CRS, the Board may submit a proposal of voluntary dissolution of the company to the shareholders entitled to vote thereon. The Board must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the Board determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders. Following such Board action, and proper notice to all shareholders and subject to the fulfillment of any conditions to the dissolution, Mexus Colorado may be dissolved upon the affirmative vote of the majority of shareholders in each voting group entitled to vote.
The company will be subject to the same voting requirement with respect to a dissolution of Mexus Nevada as Mexus Colorado

Dividends
The CRS requires that the payment of distributions is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

Consistent with the NRS, the Articles of Incorporation of the company-Nevada permit the payment of dividends on its outstanding shares in all instances other than where the Corporation would be unable to pay its debts as they become due in the usual course of business.

Corporate Records (Form Of Records)
Under the CRS, the company is required to keep as permanent records minutes of all meetings of the shareholders and the Board of the company, a record of all actions taken by the shareholders or the Board of the company without a meeting, a record of all actions taken by a committee of the Board of the company, and a record of all waivers of notices of meetings of shareholders and of the Board of the company or any committee of the Board. In addition, the CRS requires the company to keep specific records at its principal office, including the Colorado Articles of Incorporation, the Colorado Bylaws and the minutes of all shareholders’ meetings, and records of all action taken by shareholders without a meeting, for the past three years.

The NRS requires that certified copies of the Corporation's Articles of Incorporation and bylaws and a copy of its stock ledger be kept at the offices of the Corporation's resident agent in the State of Nevada.

Examination Of Books And Records
Under the CRS, any record or beneficial shareholder of the company may, upon 5 days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon 5 days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of Board of the company, if the shareholder either (i) has been a shareholder for at least 3 months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

Under the NRS, any shareholder of record for more than 6 months or person authorized by the holder(s) of at least 5% of the Corporation's outstanding shares may, upon 5 days’ written demand, inspect the copies of the Articles of Incorporation, Bylaws or stock ledger at the offices of the resident agent, except that the Corporation may deny any such right to any person that refuses to provide an affidavit that the inspection is not desired for a purpose other than the business of the corporation and the person has not sold or offered for sale any list of stockholders of any corporation or aided another in procuring such a list for any purpose. In addition, any holder(s) of record of at least 15% of the Corporation's outstanding shares, or person authorized by them, may, upon 5 days' written demand, inspect and make copies of the books of account and all financial records of the Corporation, and conduct an audit of such records, except that the Corporation may deny such right to any person that refuses to provide an affidavit that such inspection, copies or audit is not desired for any purpose not related to such person’s interests as a shareholder.

Business Combination Statute
The CRS does not contain any business combination provisions.
The NRS provides that except under certain circumstances, a "combination" between (a) corporations having a class of shares registered under the Securities and Exchange Act of 1934, as amended, and at least 200 shareholders of record and (b) an "interested shareholder" are prohibited within three years of the shareholder becoming an "interested shareholder." An "interested shareholder," as defined under the NRS Code is a person that directly or indirectly, controls 10% or more of the outstanding voting stock, or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years. A "combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 5% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, disposition of assets having an aggregate market value equal to 5% or more of the market value of all the outstanding shares of the corporation, or said assets represent 10% or more of the earning power or net income of the corporation. Additionally, certain other transactions that would increase the interested shareholders' proportionate share under the NRS, such business combinations between a corporation and an interested shareholder are prohibited.

Generally corporations may not engage in any combination with an interested shareholder of the resident domestic corporation after the expiration of 3 years after his date of acquiring shares, unless (1) the combination is approved by the board of directors of the corporation before the interested shareholder's date of acquiring shares, (2) the purchase of shares made by the shareholder in which it became an interested shareholder had been approved by the board of directors before that date, or (3) a combination approved by vote of the holders of stock representing a majority of the outstanding shares not beneficially owned by the interested shareholder proposing the combination, or any affiliate or associate of the interested shareholder proposing the combination, at a meeting called for that purpose no earlier than three years after the interested shareholder's date of acquiring shares.

Control Share Acquisition Statute
The CRS does not contain any control share acquisition provisions.
The NRS provides that under certain circumstances any person directly or indirectly acquiring a “controlling interest” in an “issuing corporation” obtains only those voting rights with respect to shares purchased within the 90-day period leading up to the attainment of “control” status as are approved by the disinterested shareholders of the corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the shareholders in the election of directors. An “issuing corporation” is a Nevada corporation directly or indirectly doing business in Nevada with at least 200 stockholders, of which 100 must have Nevada addresses.

An issuing corporation may adopt a provision, on or before the date 10 days following the control share acquisition, allowing the corporation to call for the redemption of an acquiring person’s shares (at their average acquisition price) if (a) the acquiring person fails to deliver certain information to the corporation within 10 days following acquisition of the controlling interest or (b) such information is delivered but the stockholders fail to confer full voting rights to the control shares.

Unless the corporation has provided otherwise in its Articles of Incorporation or Bylaws on or before the 10th day following the control share acquisition, if (x) the control shares are conferred full voting rights by the stockholders, and (y) the acquiring person has obtained a majority or more of all voting power, any disinterested stockholder not voting in favor of conferring voting rights to the control shares may demand payment for his shares at a price not less than the average acquisition price (ambiguous as to whether this means for the control person or the redeeming person). The Board must give notice and opportunity to elect to be bought out to all stockholders not voting in favor of the grant of full voting rights.

Dissenters’ And Appraisal Rights
Under the CRS, and with certain exceptions, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, conversions, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Shareholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided. Dissenters’ rights in Colorado are available to both record holders and beneficial holders.

Except as specifically provided in a corporation’s articles or bylaws, the NRS provides appraisal rights only in the case of a shareholder objecting to certain mergers or consolidations. Thus, unless otherwise specifically provided in a corporation's article’ or bylaws, under the NRS, shareholders have no appraisal rights in a sale, lease or exchange of all or substantially all of a corporation’s assets.

Reacquisition Of Stock By The Corporation
Under the CRS, the company may acquire its own shares, subject to certain limitations, and except in certain circumstances, such shares will constitute authorized but unissued shares
Consistent with the NRS, the company may acquire its own shares.  The  stock issued by the company as  fully paid and afterwards reacquired by the company have the status of “treasury shares” if the Board does not by resolution retire to authorized but unissued stock the shares reacquired.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The Reincorporation is intended to be tax free under the Internal Revenue Code.  Accordingly, you will recognize no gain or loss for federal income tax purposes as a result of the completion of the Reincorporation.  You will have a tax basis in your shares of capital stock of Mexus Nevada equal to your tax basis in your shares of capital stock of Mexus Colorado.  Provided that you have held your shares of capital stock of Mexus Colorado as a capital asset, your holding period for the shares of capital stock of Mexus Nevada will include the holding period of your shares of capital stock of Mexus Colorado.  Neither we nor Mexus Nevada will recognize any gain or loss for federal income tax purposes as a result of the Reincorporation, and Mexus Nevada will succeed, without adjustment, to our tax attributes.

You should consult your own tax advisers as to the particular tax consequences to you of the Reincorporation under state, local or foreign tax laws.

DISSENTERS’ RIGHTS

Under Colorado law, shareholders of Mexus Colorado who give the required notice are entitled to dissent and obtain payment of the fair value of their shares in the event of the consummation of the Reincorporation pursuant to Section 7-113-102 of the CRS.  A copy of Article 113 of Title 7 of the CRS is attached to this Information Statement as Appendix D. The material requirements for a shareholder to properly exercise his or her rights are summarized below. The CRS is very technical with respect to a shareholders' right to dissent, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

If you choose either to assert your dissenters’ rights or preserve your right to dissent, you should carefully review the requirements of Section 7-113-102 of the CRS and consult with an attorney.

Under Colorado Law, dissenters' rights will be available only to those shareholders of Mexus Colorado who cause Mexus Colorado to receive written notice of the shareholder’s intent to demand payment for shares owned by the shareholder if the Reincorporation is completed. A record holder can assert its right to dissent as to fewer than all of the shares held of record only if the record holder dissents with respect to all shares beneficially owned by one person and the notice of intent to demand payment from the record owner includes the specified information about the beneficial owner. If you own your shares through a broker, you will have to follow the alternative procedure (set forth in §7-113-103 of the CRS) for asserting your right to dissent.

All such notices of intent to demand payment under the dissenters’ rights statute should be mailed to: President, PO Box 235472, Encinitas, CA 92024.

Within ten days after the effective date of the Reincorporation Mexus Nevada will send to each shareholder who has satisfied both of the foregoing conditions a written notice in which the Company will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will then have thirty days in which to demand payment and deposit their shareholder's certificates for certificated shares. If required in the notice to be sent by the Company, each dissenting shareholder must also certify in the payment demand whether or not he or she acquired beneficial ownership of such shares before or after September 18, 2009.

If you fail to comply fully with the statutory procedure summarized above, you will forfeit your right to dissent.

By Order of the Board of Directors /s/ Paul D. Thompson _____________________________________________ Paul D. Thompson Sole Officer and Director

Appendix A - Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this  "Agreement"),  dated as of September 18, 2009,    by   and   between    Mexus Gold, US, a Colorado Corporation (“Mexus Colorado”) and Mexus Gold US, a Nevada Corporation (“Mexus Nevada”).

R E C I T A L S:

WHEREAS,  Mexus Nevada  is a  corporation  duly  organized and in good standing under the laws of the State of Nevada;

WHEREAS,  Mexus Colorado  is a  corporation  duly  organized  and in  good standing under the laws of the State of Colorado; and

WHEREAS, the  Board of  Directors  and the  holder  of a  majority of the outstanding shares of voting capital stock of  Mexus Colorado  have determined that it is advisable and in the best interests of Mexus Colorado that it merge with and into Mexus Nevada  upon the terms and  subject to the  conditions herein provided, and have approved this Agreement.

WHEREAS,  the Board of Directors and sole stockholder of Mexus Nevada have determined   that  it  is  advisable   and  in  the  best   interests  of Mexus Nevada that Mexus Colorado merge with and into it upon the terms and subject to the conditions herein provided, and have approved this Agreement.

NOW,  THEREFORE,  in  consideration  of the premises,  the mutual covenants herein  contained  and other good and  valuable  consideration,  the receipt and sufficiency  of which are hereby  acknowledged,  the parties  hereto  agree that Mexus Colorado shall be merged with and into Mexus Nevada on the terms and conditions hereinafter set forth.

ARTICLE I
THE MERGER

Section 1.01. The Merger.

(a)  Upon  the  terms  and  subject  to the  conditions  set  forth in this Agreement,  at the Effective Time (as defined below),  Mexus Colorado  shall be merged with and into Mexus Nevada (the "Merger"), the separate existence of Mexus Colorado  shall  cease  and  Mexus Nevada  shall be the  corporation surviving the Merger (hereinafter  referred to as the "Surviving  Corporation"), which shall continue to exist under, and be governed by, the laws of the State of  Nevadao.   The  Merger  shall  have the  effects  specified  in the  General Corporation  Law of the State of  Delaware  (the  "DGCL"),  the  Colorado Revised Statutes (the "CRS") and this Agreement.

(b) The Merger shall become  effective on the date and time  specified in a Statement of Merger to be filed with the Secretary of State of the State of Colorado, Nevada (the  "Statement of Merger") and Articles of Merger to be filed with the Secretary of State of the State of Nevada (the "Articles of Merger"),  which shall be the later of (i) the date of filing of the  Certificate  of Merger  and Articles of Merger, or (ii) the date and time  determined by the  Presidents of
Mexus Colorado and Mexus Nevada (the "Effective Time").

Section 1.02. Effect of Merger on Capital Stock.

(a) At the Effective Time, each share of common stock, no par value per share, of  Mexus Colorado  outstanding  immediately prior to the Effective Time shall be converted  into and become one share of common stock,  $0.001 par value per share, of the Surviving Corporation.

(b) At the  Effective  Time,  each  option,  warrant or other  security  of Mexus Colorado  issued and outstanding  immediately prior to the Effective Time shall be  converted  into and shall be an  identical  security of the  Surviving Corporation  and shares of common stock of the  Surviving  Corporation  shall be reserved  for  purposes  of the  exercise  of such  options,  warrants  or other securities for each share of common stock of  Mexus Colorado  so reserved prior to the Effective Time.

(c) At the Effective Time, each issued and  outstanding  share of stock of Mexus Nevada  owned by  Mexus Colorado  shall  be  canceled,  without  the payment of consideration therefore.

(d) At and after the Effective Time, all of the outstanding certificates or other documents that immediately prior thereto evidenced ownership of securities of Mexus Colorado shall be deemed for all purposes to evidence ownership of and to represent the securities of  Mexus Nevada  into which such securities of Mexus Colorado  have  been  converted  as  herein  provided  and  shall  be  so registered on the books and records of the Surviving Corporation or its transfer agent.  The  registered  owner  of any  such  outstanding  certificate  or other document evidencing ownership of securities of Mexus Colorado shall, until such certificate  or other  document  shall have been  surrendered  for  transfer  or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise  any voting and other rights with respect to, and to receive any dividends and other distributions upon, the securities  evidenced by such certificate or other document, as above provided.

ARTICLE II
THE SURVIVING CORPORATION

Section  2.01.  Name.  From and after the Effective  Time,  the name of the Surviving Corporation shall be Mexus Gold US.

Section 2.02. Certificate of Incorporation; By-Laws. At the Effective Time, the Certificate of Incorporation of Mexus Nevada,  as in effect immediately prior to the Effective Time,  shall be the Certificate of  Incorporation of the Surviving Corporation. At the Effective Time, the Bylaws of Mexus Colorado,  as in effect  immediately  prior to the Effective Time,  shall be the Bylaws of the Surviving Corporation.

Section 2.03. Directors; Officers.  From and after the Effective Time, the directors of  Mexus Colorado  immediately  prior to the Effective Time shall be the directors of the Surviving  Corporation.  From and after the Effective Time, the officers of Mexus Colorado immediately prior to the Effective Time shall be the officers of the Surviving Corporation.  These  directors and officers shall hold office in accordance with the Certificate of  Incorporation and By-Laws of the Surviving Corporation and the NRS.

ARTICLE III
TRANSFER AND CONVEYANCE OF ASSETS
AND ASSUMPTION OF LIABILITIES

Section 3.01.  Transfer, Conveyance and Assumption.  Without  limiting the generality  of  the  foregoing,   at  the  Effective  Time,  (a)  the  Surviving Corporation shall,  without further transfer,  succeed to and possess all of the rights, privileges,  franchises,  immunities and powers of Mexus Colorado;  (b) all of the assets and property of whatever kind and character of Mexus Colorado shall vest in the Surviving Corporation without further act or deed; and (c) the
Surviving Corporation, shall, without further act or deed, assume and be subject to all of the duties,  liabilities,  obligations and  restrictions of every kind and description of Mexus Colorado.

Section 3.02. Further  Assurances.  From time to time, as and when required by the Surviving  Corporation or by its  successors and assigns,  there shall be executed  and  delivered  on  behalf  of  Mexus Colorado  such  deeds and other instruments,  and there  shall be taken or  caused to be taken by the  Surviving Corporation  all such  further and other  actions,  as shall be  appropriate  or necessary in order to vest, perfect or confirm in the Surviving  Corporation the title to and possession of all property,  interests, assets, rights, privileges, immunities, powers and authority of Mexus Colorado,  and otherwise to carry out the purposes of this  Agreement.  The  directors  and officers of the Surviving Corporation  are fully  authorized,  on behalf of the Surviving  Corporation and Mexus Colorado, to take any and all such actions and to execute and deliver any and all such deeds, documents and other instruments.

ARTICLE IV
MISCELLANEOUS

Section 4.01.  Successors  and Assigns.  The  provisions of this  Agreement shall be binding  upon and inure to the benefit of the parties  hereto and their respective successors and assigns,  provided that no party may assign,  delegate or otherwise  transfer  any of its rights or  obligations  under this  Agreement without the consent of the other party hereto.

Section  4.02.   Governing  Law.  This  Agreement  shall  be  construed  in accordance  with and  governed  by the laws of the  State of  Nevada,  without reference to principles of conflicts of law.

Section  4.03.  Waivers.  No  failure  or  delay  by any  party  hereto  in exercising  any right,  power or privilege  hereunder  shall operate as a waiver thereof nor shall any single or partial  exercise  thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 4.04. Counterparts; Effectiveness.  This Agreement may be executed in any number of  counterparts, each of which shall be deemed to be an original and all of which taken  together shall be deemed to constitute one and the same.  Signatures delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data  file,  will be given the same legal  force and effect as  original signatures.

Section 4.05. Termination. This Agreement may be terminated, and the Merger may be  abandoned,  at any time  prior  to the  Effective  Time if the  Board of Directors of Mexus  Colorado determines for any reason, in its sole judgment and discretion,  that the consummation of the Merger would be inadvisable or not in the best interests of Mexus Colorado and its shareholders.  In the event of the termination and abandonment of this Agreement,  this Agreement shall become null and  void  and have no  effect,  without  any  liability  on the part of  either Mexus Colorado or Mexus Nevada,  or any of their respective  shareholders, directors or officers.

Mexus Gold US a Colorado corporation /s/ Paul D. Thompson ____________________________________ By: Paul D. Thompson Its: Sole officer and director	Mexus Gold US a Nevada corporation /s/ Paul D. Thompson ____________________________________ By: Paul D. Thompson Its: Sole officer and director

Appendix B - Mexus Nevada – Articles of Incorporation

ARTICLES OF INCORPORATION
OF
MEXUS GOLD US

ARTICLE I
NAME OF CORPORATION

The name of the Corporation shall be:  “Mexus Gold US”

ARTICLE II
PURPOSE OF CORPORATION

The purpose for which this corporation is organized is to transact any lawful business, or to promote or conduct any legitimate object or purpose, under and subject to the laws of the State of Nevada.

ARTICLE III
AUTHORIZED CAPITAL STOCK

1.    Authorized Stock. The total number of shares which the Corporation shall be authorized to issue shall be 510,000,000 of which 500,000,000 shares shall be common shares, no par value per share (the "Common Stock"), and 10,000,000 shares shall be preferred shares, no par value per share (the "Preferred Stock.").

2.   Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Stock, to determine the designation of any such series and to determine or alter the rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

ARTICLE IV
PERPETUAL DURATION

  The Corporation shall exist in perpetuity unless dissolved according to law.

ARTICLE V
PREEMPTIVE RIGHTS

The shareholders of the Corporation shall have no preemptive rights.

ARTICLE VI
VOTING

Cumulative voting shall not be permitted by the Corporation.

ARTICLE VII
SHAREHOLDER MEETINGS

Meetings of shareholders may be held within or without the State of Nevada, as the bylaws may provide. The books of the corporation may be kept (subject to any provision of Nevada law) outside the State of Nevada at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.  Shareholder action may be taken without a meeting if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.

ARTICLE VIII
PURCHASE OF OWN SHARES

The Corporation, by action of its directors, and without action by its shareholders, may purchase its own shares in accordance with the provisions of the law of the State of Nevada.  Such purchases may be made either in the open market or at public or private sale, in such manner and amounts, from such holder or holders of outstanding shares of the Corporation, and at such prices as the directors shall from time to time determine.

ARTICLE IX
LIMITATION OF LIABILITY

To the fullest extent permitted by Nevada law, as the same exists or may hereafter be amended, a director or officer of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law.

ARTICLE X
INDEMNIFICATION

This corporation is authorized to provide indemnification of any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, through bylaw provisions, or through agreements with such persons, or both, to the fullest extent permitted by Nevada law.

ARTICLE XI
NUMBER OF DIRECTORS ON BOARD

The Board of Directors shall consist of no fewer than one (1) member and no more than fifteen  (15) members.

ARTICLE XII
POWERS OF THE BOARD OF DIRECTORS

In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors of directors is expressly authorized as follows:

(a)    Subject to the bylaws, if any, adopted by the stockholders, to make, alter or amend the bylaws of the Corporation.

(b)    To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of this Corporation.

(c)    By resolution passed by the board of directors, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which, to the extent provided in the resolution or in the bylaws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name and names as may be stated in the bylaws of the Corporation or as may be determined from time to time by resolution adopted by the board of directors of directors.

(d)    When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders’ meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the board of directors of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as the board of directors deem expedient and for the best interest of the Corporation.

ARTICLE XIII
AMENDMENT TO BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend and rescind the bylaws of this corporation, subject to any limitations expressed in such bylaws.

ARTICLE XIV
AMENDMENT TO ARTICLES OF INCORPORATION

The corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

Appendix C - Mexus Nevada – Bylaws

BYLAWS
OF
MEXUS GOLD US
a Nevada Corporation

I.

OFFICES

A. PRINCIPAL OFFICES.  The principal office shall be 10580 N. McCarran Blvd., #115,  Reno, NV 89503.

B. OTHER OFFICES.  The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

II.

MEETINGS OF STOCKHOLDERS

A. PLACE OF MEETINGS.  Meetings of stockholders shall be held at any place within or without the State of Nevada designated by the board of directors.  In the absence of any such designation, stockholders’ meetings shall be held at the principal executive office of the corporation.

B. ANNUAL MEETINGS.  The annual meetings of stockholders shall be held at a date and time designated by the board of directors.  (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of stockholders.)

C. SPECIAL MEETINGS.  A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be called at any time by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation.  The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request.  If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice.  Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

D. NOTICE OF STOCKHOLDERS’ MEETINGS.  All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed.  The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders.  The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or (v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

E. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.  Notice of any meeting of stockholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice.  If no such address appears on the corporation’s books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located.  Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership.  Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.  In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

F. QUORUM.  The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation.  The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

G. ADJOURNED MEETING AND NOTICE THEREOF.  Any stockholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken.  At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

H. VOTING.  Unless a record date set for voting purposes be fixed as provided in Section 1 of Article VIII of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting.  Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder’s approving vote is with respect to all shares such stockholder is entitled to vote.  Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question.  Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

I. WAIVER OF NOTICE OR CONSENT BY ABSENT STOCKHOLDERS.  The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof.  The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of such proposal.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

J. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.  Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records.  Any stockholder giving a written consent, or the stockholder’s proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

K. PROXIES.  Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation.  A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney in fact.  A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution.  Subject to the above and Nevada Law, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

L. INSPECTORS OF ELECTION.  Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment.  If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting.  The number of inspectors shall be either one (1) or three (3).  If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed.  If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

The duties of these inspectors shall be as follows:

1. Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

2. Receive votes, ballots, or consents;

3. Hear and determine all challenges and questions in any way arising in connection with the right to vote;

4. Count and tabulate all votes or consents;

5. Determine the election result; and

6. Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

III.

DIRECTORS

A. POWERS.  Subject to the provisions of Nevada Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:

1. Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

2. Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders’ meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

3. Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, tangible or intangible property actually received.

4. Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

B. NUMBER OF DIRECTORS.  The number of directors which shall constitute the whole board shall not be less than one (1) nor more than fifteen (15).  The exact number of authorized directors shall be set by resolution of the board of directors, within the limits specified above.  The maximum or minimum number of directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw.

C. QUALIFICATION, ELECTION AND TERM OF OFFICE OF DIRECTORS.  Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter.  Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws.  Directors need not be stockholders.

D. RESIGNATION AND REMOVAL OF DIRECTORS.  Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified.  Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective.  The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony.  Any or all of the directors may be removed without cause of such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote.  No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

E. VACANCIES.  Vacancies in the board of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director.  Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.  If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board.  The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

F. PLACE OF MEETINGS.  Regular meetings of the board of directors shall be held at any place within or without the State of Nevada that has been designated from time to time by resolution of the board.  In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation.  Special meetings of the board shall be held at any place within or without the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation.  Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

G. ANNUAL MEETINGS.  Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business.  Notice of this meeting shall not be required.

H. OTHER REGULAR MEETINGS.  Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors.  Such regular meetings may be held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors.  Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

I. SPECIAL MEETINGS.  Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation.  In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting.  In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours prior to the time of the holding of the meeting.  Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director.  The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

J. QUORUM.  A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided.  Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

K. WAIVER OF NOTICE.  The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof.  The waiver of notice of consent need not specify the purpose of the meeting.  All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.  Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

L. ADJOURNMENT.  A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

M. NOTICE OF ADJOURNMENT.  Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 8 of this Article III, to the directors who were not present at the time of the adjournment.

N. ACTION WITHOUT MEETING.  Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action.  Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors.  Such written consent or consents shall be filed with the minutes of the proceedings of the board.

O. FEES AND COMPENSATION OF DIRECTORS.  Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors.  Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

P. DETERMINATION OF MAJORITY OF AUTHORIZED NUMBER OF DIRECTORS.  Two (2) directors shall constitute a majority of the authorized number of directors when the whole board of directors consists of two (2) directors pursuant to Article III, Section 2.

IV.

COMMITTEES

A. COMMITTEES OF DIRECTORS.  The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board.  The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee.  Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

1. the approval of any action which, under Nevada Law, also requires stockholders’ approval or approval of the outstanding shares;

2. the filing of vacancies on the board of directors or in any committees;

3. the fixing of compensation of the directors for serving on the board or on any committee;

4. the amendment or repeal of bylaws or the adoption of new bylaws;

5. the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

6. a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

7. the appointment of any other committees of the board of directors or the members thereof.

B. MEETINGS AND ACTION BY COMMITTEES.  Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III, Sections 6 (place of meetings), 8 (regular meetings), 9 (special meetings and notice), 10 (quorum), 11 (waiver of notice), 12 (adjournment), 13 (notice of adjournment) and 14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.  The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.  The committees shall keep regular minutes of their proceedings and report the same to the board when required.

V.

OFFICERS

A. OFFICERS.  The officers of the corporation shall be a president, a secretary and a treasurer.  The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V.  Any two or more offices may be held by the same person.

B. ELECTION OF OFFICERS.  The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.  The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board.  The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

C. SUBORDINATE OFFICERS, ETC.  The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

D. REMOVAL AND RESIGNATION OF OFFICERS.  The officers of the corporation shall hold office until their successors are chosen and qualify.  Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation.  Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.  Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

E. VACANCIES IN OFFICES.  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

F. CHAIRMAN OF THE BOARD.  The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws.  If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article V.

G. PRESIDENT.  Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation.  He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, of if there be none, at all meetings of the board of directors.  He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws.  He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

H. VICE PRESIDENTS.  In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president.  The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

I. SECRETARY.  The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors’ and committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

J. TREASURER.  The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares.  The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors.  He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

VI.

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,

AND OTHER AGENTS

A. ACTIONS OTHER THAN BY THE CORPORATION.  The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

B. ACTIONS BY THE CORPORATION.  The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.  Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

C. SUCCESSFUL DEFENSE.  To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

D. REQUIRED APPROVAL.  Any indemnification under Sections 1 and 2, unless ordered by a court or advanced pursuant to Section 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances.  The determination must be made:

1. By the stockholders;

2. By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

3. If a majority vote of a quorum  consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

4. If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

E. ADVANCE OF EXPENSES.  The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.  The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

F. OTHER RIGHTS.  The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI:

1. Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 2 or for the advancement of expenses made pursuant to Section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

2. Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

G. INSURANCE.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

H. RELIANCE ON PROVISIONS.  Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

I. SEVERABILITY.  If any of the provisions of this Article are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

J. RETROACTIVE EFFECT.  To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VI shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

VII.

RECORDS AND BOOKS

A. MAINTENANCE OF SHARE REGISTER.  The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

B. MAINTENANCE OF BYLAWS.  The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.  If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws as amended to date.

C. MAINTENANCE OF OTHER CORPORATE RECORDS.  The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation.  The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation.  Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.  The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

D. ANNUAL REPORT TO STOCKHOLDERS.  Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

E. FINANCIAL STATEMENTS.  A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

F. ANNUAL LIST OF DIRECTORS, OFFICERS AND RESIDENT AGENTS.  The corporation shall file with the Secretary of State of the State of Nevada, on the prescribed form, a list of its officers and directors and a designation of its resident agent in Nevada.

VIII.

GENERAL CORPORATE MATTERS

A. RECORD DATE.  For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in Nevada Law.

If the board of directors does not so fix a record date:

1. The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

2. The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

3. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

B. CLOSING OF TRANSFER BOOKS PROHIBITED.  In connection with the determination of stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any right in respect of any other lawful action, the board of directors shall not close the stock transfer books of the corporation for any reason but shall instead fix a record date for such determination in the manner provided in Section 1 of Article VIII of these bylaws.

C. REGISTERED STOCKHOLDERS.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

D. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS.  All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

E. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED.  The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

F. STOCK CERTIFICATES.  A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon.  All certificates shall be signed in the name of the corporation by the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder.  When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock.  Any or all of the signatures on the certificate may be facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed.  In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

G. DIVIDENDS.  Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

H. FISCAL YEAR.  The fiscal year of the corporation shall be fixed by resolution of the board of directors.

I. SEAL.  The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words “Corporate Seal, Nevada.”

J. REPRESENTATION OF SHARES OF OTHER CORPORATIONS.  The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation.  The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

K. CONSTRUCTION AND DEFINITIONS.  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in Nevada Law shall govern the construction of the bylaws.  Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

IX.

AMENDMENTS

A. AMENDMENT BY STOCKHOLDERS.  New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of stockholders entitled to vote such shares, except as otherwise provided by law or by the articles of incorporation.

B. AMENDMENT BY DIRECTORS.  Subject to the rights of the stockholders as provided in Section 1 of this Article, bylaws may be adopted, amended or repealed by the board of directors.

C E R T I F I C A T E  O F  S E C R E T A R Y

I, the undersigned, do hereby certify:

1.           That I am the duly elected and acting secretary of Mexus Gold US, a Nevada corporation; and

2.           That the foregoing Bylaws constitute the Bylaws of said corporation as duly adopted by the board of directors of said corporation by a Unanimous Written Consent dated as of September 18, 2009.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation on September 18, 2009.

/s/ Paul D. Thompson

Paul D. Thompson

Secretary

Appendix D – Dissenter’s Rights -  Article 113 of Title 7 of the CRS

COLORADO BUSINESS CORPORATION ACT – ARTICLE 113
DISSENTERS’ RIGHTS

Article 113, Title 7 of the Colorado Revised Statutes – Dissenters’ Rights

§ 7-113-101. Definitions

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

§ 7-113-102. Right to dissent

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206(2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, [FN1] or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) Deleted by Laws 1996, H.B.96-1285, § 30, eff. June 1, 1996.

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

[FN1] 15 U.S.C.A. § 78a et seq.

§ 7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113- 203.

Part 2. Procedure for Exercise of Dissenters' Rights

§ 7-113-201. Notice of dissenters' rights

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107- 104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).

§ 7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

§ 7-113-203. Dissenters' notice

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

§ 7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters' notice pursuant to section 7- 113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

§ 7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

§ 7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7- 113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7- 113-209; and

(e) A copy of this article.

§ 7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

§ 7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

§ 7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

Part 3. Judicial Appraisal of Shares

§ 7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

§ 7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113- 209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.